GOLDMAN SACHS CREDIT STRATEGIES FUND

Supplement dated February 25, 2014 to the

Prospectus dated July 29, 2013 (the “Prospectus”)

At a meeting held on February 14, 2014, shareholders of the Goldman Sachs Credit Strategies Fund (the “Fund”) approved an Agreement and Plan of Reorganization between the Fund and the Goldman Sachs Long Short Credit Strategies Fund, a newly-organized series of Goldman Sachs Trust, an open-end management investment company (the “Plan”). The Plan provides for the reorganization of the Fund with and into the Goldman Sachs Long Short Credit Strategies Fund (the “Reorganization”). Shareholders who owned shares of the Fund as of the record date received a proxy statement/prospectus containing additional information about the Reorganization and Goldman Sachs Long Short Credit Strategies Fund.

Upon the closing of the Reorganization on or about March 21, 2014 (the “Closing Date”), shareholders of the Fund will receive Institutional Shares of the Goldman Sachs Long Short Credit Strategies Fund. Thereafter, shareholders will be able to redeem such Institutional Shares on any business day at the net asset value next determined. Due to the timing of the Reorganization, and because shareholders will have daily liquidity on the Closing Date, the Fund will not conduct its quarterly repurchase in March 2014.

This Supplement should be retained with your Prospectus for future reference.

CRSTPORSTK 02-14